                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   BB&T Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                (Name of Registrant as Specified in its Charter)

                             Alan G. Priest, Esquire
                                Ropes & Gray LLP
                                One Metro Center
                         700 12th Street, NW, Suite 900
                            Washington, DC 20005-3948

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies: N/A

(2)   Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

(4)   Proposed maximum aggregate value of transaction: N/A

(5)   Total fee paid: N/A

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)    Amount previously paid: N/A
2)    Form, Schedule or Registration Statement No.: N/A
3)    Filing Party: N/A
4)    Date Filed: N/A

Notes:

                        IMPORTANT SHAREHOLDER INFORMATION

                                   BB&T FUNDS

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Funds to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                         [FRONT COVER OF PROXY PACKAGE]

                                   BB&T FUNDS

                                   STOCK FUNDS
                               EQUITY INCOME FUND
                                EQUITY INDEX FUND
                            LARGE COMPANY VALUE FUND
                            LARGE COMPANY GROWTH FUND
                               MID CAP VALUE FUND
                               MID CAP GROWTH FUND
                            SMALL COMPANY VALUE FUND
                            SMALL COMPANY GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                        SPECIAL OPPORTUNITIES EQUITY FUND

                                   BOND FUNDS
                               TAXABLE BOND FUNDS
                           SHORT U.S. GOVERNMENT FUND
                        INTERMEDIATE U.S. GOVERNMENT FUND
                        INTERMEDIATE CORPORATE BOND FUND

                               TAX-FREE BOND FUNDS
                       GEORGIA INTERMEDIATE TAX-FREE FUND
                       KENTUCKY INTERMEDIATE TAX-FREE FUND
                       MARYLAND INTERMEDIATE TAX-FREE FUND
                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                               MONEY MARKET FUNDS
                             PRIME MONEY MARKET FUND
                         U.S. TREASURY MONEY MARKET FUND

                                 FUNDS OF FUNDS
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                           CAPITAL MANAGER GROWTH FUND
                           CAPITAL MANAGER EQUITY FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2004

      Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Equity Income Fund, Equity Index Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, Small Company Growth Fund, International Equity Fund, Special Opportunities Equity Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Intermediate Corporate Bond

Fund, Georgia Intermediate Tax-Free Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund and Capital Manager Equity Fund (each a "Fund" and collectively the "Funds"), each a series of BB&T Funds, will be held at 10:00 a.m. Eastern Time on November 1, 2004 at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

      1. To elect seven Trustees (six of whom are currently Trustees) to hold office until their successors are duly elected and qualified;

      2. To consider amending, reclassifying or eliminating certain fundamental investment policies of the Funds;

      3.    To consider approving a manager of managers structure; and

      4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

      Shareholders of record at the close of business on August 27, 2004 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                            By Order of the Trustees

                                            ALAINA V. METZ
                                            Assistant Secretary

September 15, 2004

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING, OR SUBMIT YOUR VOTE BY TELEPHONE OR THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

To Shareholders of:

      Equity Income Fund,
      Equity Index Fund,
      Large Company Value Fund,
      Large Company Growth Fund,
      Mid Cap Value Fund,
      Mid Cap Growth Fund,
      Small Company Value Fund,
      Small Company Growth Fund,
      International Equity Fund,
      Special Opportunities Equity Fund,
      Short U.S. Government Fund,
      Intermediate U.S. Government Fund,
      Intermediate Corporate Bond Fund,
      Georgia Intermediate Tax-Free Fund,
      Kentucky Intermediate Tax-Free Fund,
      Maryland Intermediate Tax-Free Fund,
      North Carolina Intermediate Tax-Free Fund,
      South Carolina Intermediate Tax-Free Fund,
      Virginia Intermediate Tax-Free Fund,
      West Virginia Intermediate Tax-Free Fund,
      Prime Money Market Fund,
      U.S. Treasury Money Market Fund,
      Capital Manager Conservative Growth Fund,
      Capital Manager Moderate Growth Fund,
      Capital Manager Growth Fund,
      Capital Manager Equity Fund

      A Special Meeting of Shareholders (the "Special Meeting") of Equity Income Fund, Equity Index Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, Small Company Growth Fund, International Equity Fund, Special Opportunities Equity Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Intermediate Corporate Bond Fund, Georgia Intermediate Tax-Free Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund and Capital Manager Equity Fund (each a "Fund" and collectively the "Funds"), each a series of BB&T Funds, has been scheduled for November 1, 2004. The purpose of this Special Meeting is to submit to the shareholders for a vote important matters regarding the management of the Funds, including the election of Trustees, the amendment, reclassification or elimination of certain fundamental investment policies of the Funds and the approval of a manager of managers structure for the Funds.

      While you are welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). To conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

      We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your investment representative or BB&T Funds directly at 1-800-228-1872.

      Your vote is very important to us. As always, we thank you for your confidence and support.

                                            Sincerely,

                                            George O. Martinez
                                            President
                                            BB&T Funds

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                           YOUR VOTE IS VERY IMPORTANT

                                   BB&T FUNDS

Q.    WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT AN ADDITIONAL TRUSTEE?

A. Three of BB&T Funds' trustees resigned during the period from November 2003 to May 2004. In May 2004, the trustees elected Douglas R. Van Scoy and James L. Roberts to join the Board of Trustees. Mr. Van Scoy joined the Board in May 2004, but federal law requires a shareholder vote before another trustee may join the Board. The Board believes it is in shareholders' best interests to have the breadth and depth of talent represented by seven trustees. The proposed new trustee, James L. Roberts, has experience from which the Funds and their shareholders are expected to benefit. Like five of the six current trustees, Mr. Roberts will be independent with respect to the Funds' investment adviser and distributor.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO CHANGE SOME OF THE INVESTMENT POLICIES OF THE FUNDS?

A. Shareholder approval is required to change a Fund's "fundamental" investment objective and restrictions. In an effort to lower fund expenses and increase fund operating efficiency, the proposed changes will modernize and standardize investment policies and practices among the Funds and will help the Funds' adviser and sub-advisers monitor more efficiently the Funds' compliance with applicable law, SEC regulations and other restrictions on investments.

Q.    WHY IS THE BOARD PROPOSING TO APPROVE A MANAGER OF MANAGERS STRUCTURE?

A. The Funds and their investment advisor are seeking approval to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (the "Manager of Managers Structure") in an effort to lower fund expenses and increase fund operating efficiency. Employment of the Manager of Managers Structure is subject to certain conditions, including the filing of an application with the Securities and Exchange Commission ("SEC") seeking exemptive relief as well as the prior approval of the Board and shareholders of each Fund.* The Board has issued such prior approval, and we now seek your prior approval by asking you to approve the employment of the Manager of Managers Structure with respect to each Fund.

      * On October 23, 2003, the SEC issued a proposed rule that would obviate the need to seek exemptive relief but would still require Board and shareholder approval. Should this proposed rule become final, the Funds and their investment advisor intend to rely on such rule.

Q.    WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of August 27, 2004 entitled to vote on the matter. In the event that not enough shareholders return the enclosed proxy ballot card to achieve a quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs to your Fund(s), please return the completed proxy ballot as soon as possible.

Q.    HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of BB&T Funds unanimously recommends that you vote "FOR" all of the items on the enclosed proxy ballot. The Board also urges you to vote and return all the proxy ballot cards you receive.

Q.    WHOM SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your investment representative, or call BB&T Funds directly at 1-800-228-1872.

THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT.

                                   BB&T FUNDS

                               EQUITY INCOME FUND
                                EQUITY INDEX FUND
                            LARGE COMPANY VALUE FUND
                            LARGE COMPANY GROWTH FUND
                               MID CAP VALUE FUND
                               MID CAP GROWTH FUND
                            SMALL COMPANY VALUE FUND
                            SMALL COMPANY GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                        SPECIAL OPPORTUNITIES EQUITY FUND
                           SHORT U.S. GOVERNMENT FUND
                        INTERMEDIATE U.S. GOVERNMENT FUND
                        INTERMEDIATE CORPORATE BOND FUND
                       GEORGIA INTERMEDIATE TAX-FREE FUND
                       KENTUCKY INTERMEDIATE TAX-FREE FUND
                       MARYLAND INTERMEDIATE TAX-FREE FUND
                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND
                             PRIME MONEY MARKET FUND
                         U.S. TREASURY MONEY MARKET FUND
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                           CAPITAL MANAGER GROWTH FUND
                           CAPITAL MANAGER EQUITY FUND

                            ------------------------

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                            ------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2004

                              ---------------------

                                 PROXY STATEMENT

      The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of BB&T Funds (the "Trust") with respect to Equity Income Fund, Equity Index Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, Small Company Growth Fund, International Equity Fund, Special Opportunities Equity Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Intermediate Corporate Bond Fund, Georgia Intermediate Tax-Free Fund, Kentucky

Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund and Capital Manager Equity Fund (each a "Fund" and collectively the "Funds"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting on November 1, 2004 at the Special Meeting of Shareholders of the Funds at 10:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or will be borne by the Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or BISYS Fund Services, L.P., each Fund's administrator. [BB&T/BISYS, WILL SOLICITATION BE MADE BY SPECIALLY ENGAGED EMPLOYEES OR PAID SOLICITORS? IF SO, MATERIAL FEATURES OF CONTRACT AND COST MUST BE DISCLOSED. FOR EXAMPLE, "With respect to the Special Meeting, the Trust has engaged [Proxy Solicitor Name "NAME"] to provide proxy solicitation services as well as advice and consulting with respect to such proxy solicitation services ("Services"). Under the agreement pertaining to the provision of Services by NAME, NAME is requested and authorized by the Trust to contact shareholders of the Funds and to provide information with respect to matters to be considered at the Special Meeting. NAME will preserve the confidentiality of all non-public information provided by or at the request of the Trust or the Trust's respective agents or any independent parties for NAME's use in rendering the Services. It is anticipated that NAME will receive approximately $____________, plus out of pocket expenses, for the provision of Services."] In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy holders will vote those shares in favor of such proposal(s).

      The Special Meeting is being called for the following purposes: (1) to elect seven Trustees to hold office until their successors are duly elected and qualified, (2) to consider amending, reclassifying or eliminating certain fundamental investment policies of the Funds; (3) to approve a manager of managers structure and (4) to transact such other business as may properly come before the Special Meeting or any adjournment thereof. The following table identifies each proposal that will be considered at the Special Meeting and indicates the Funds whose shareholders are being solicited to approve the proposal.

                              PROPOSAL                                          FUNDS AFFECTED
                              --------                                          --------------
1.       Election of Trustees                                 All Funds

2.       Amend, reclassify or eliminate certain
         fundamental investment policies regarding:

   Ai.   Amendment of restrictions on borrowing money or      All Funds, except Equity Income Fund and Equity
         issuing senior securities, mortgaging, pledging      Index Fund
         or hypothecating assets

   Aii.  Amendment of restrictions on lending                 All Funds, except Equity Income Fund and Equity
                                                              Index Fund

   B.    Amendment of restrictions regarding purchase or      All Funds, except International Equity Fund, Prime
         sale of real estate and commodities and oil,         Money Market Fund, Equity Income Fund and Equity
         gas and minerals                                     Index Fund

   Ci.   Amendment of restrictions regarding purchase or      International Equity Fund
         sale of real estate

   Cii.  Amendment of restrictions regarding purchase or      International Equity Fund
         sale of commodities and oil, gas and mineral
         exploration and development programs

   D.    Amendment, reclassification, or elimination of       All Funds, except International Equity Fund, Prime
         restrictions on margin transactions, short           Money Market Fund, Equity Income Fund and Equity
         sales, and joint participation in securities         Index Fund
         trading accounts

   E.    Amendment and reclassification of restrictions       International Equity Fund
         on margin transactions and short sales

   F.    Elimination of restriction regarding investment      Large Company Value Fund
         in other investment companies                        Short U.S. Government Fund
                                                              Intermediate U.S. Government Fund
                                                              Georgia Intermediate Tax-Free Fund
                                                              Kentucky Intermediate Tax-Free Fund
                                                              Maryland Intermediate Tax-Free Fund
                                                              North Carolina Intermediate Tax-Free Fund
                                                              South Carolina Intermediate Tax-Free Fund
                                                              Virginia Intermediate Tax-Free Fund
                                                              West Virginia Intermediate Tax-Free Fund
                                                              U.S. Treasury Money Market Fund

   G.    Elimination of restriction regarding                 North Carolina Intermediate Tax-Free Fund
         investments in private activity bonds                South Carolina Intermediate Tax-Free Fund

   H.    Elimination of fundamental policy regarding          Large Company Growth Fund
         investment of a certain portion of assets in
         companies with a certain market capitalization

3.       Approval of a manager of managers structure          All Funds, except Equity Index Fund

      Only shareholders of record ("Shareholders") at the close of business on August 27, 2004 (the "Record Date") will be entitled to vote at the Special Meeting and any adjournment(s) thereof. The number of shares that were issued and outstanding for each Fund on the Record Date ("Shares") is listed in the table below [TO BE ADDED WHEN DEFINITIVE PROXY IS FILED.]:

                  FUND                                  SHARES OUTSTANDING
Equity Income Fund
Equity Index Fund
Large Company Value Fund
Large Company Growth Fund
Mid Cap Value Fund

Mid Cap Growth Fund
Small Company Value Fund
Small Company Growth Fund
International Equity Fund
Special Opportunities Equity Fund
Short U.S. Government Fund
Intermediate U.S. Government Fund
Intermediate Corporate Bond Fund
Georgia Intermediate Tax-Free Fund
Kentucky Intermediate Tax-Free Fund
Maryland Intermediate Tax-Free Fund
North Carolina Intermediate Tax-Free Fund
South Carolina Intermediate Tax-Free Fund
Virginia Intermediate Tax-Free Fund
West Virginia Intermediate Tax-Free Fund
Prime Money Market Fund
U.S. Treasury Money Market Fund
Capital Manager Conservative Growth Fund
Capital Manager Moderate Growth Fund
Capital Manager Growth Fund
Capital Manager Equity Fund

      Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote. This proxy statement and the enclosed proxy card will be sent to Shareholders on or about September 15, 2004.

      The Trust's Agreement and Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2004. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

      For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

      The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219

A COPY OF BB&T FUNDS' ANNUAL REPORT DATED SEPTEMBER 30, 2003 (DECEMBER 31, 2003 for EQUITY INDEX FUND) and SEMI-ANNUAL REPORT DATED MARCH 31, 2004 (JUNE 30, 2004 for EQUITY INDEX FUND) IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-228-1872.

                             PROPOSAL 1 (ALL FUNDS)

                              ELECTION OF TRUSTEES

      The Nominating Committee of the Board of Trustees of BB&T Funds has nominated seven individuals to serve on the Board. Six of the nominees are current Trustees, including Thomas W. Lambeth, Robert W. Stewart, Drew T. Kagan, Laura C. Bingham, Kenneth L. Miller and Douglas R. Van Scoy. One of the nominees, James L. Roberts, has not previously served as a Trustee of BB&T Funds. The Board of Trustees has approved the nominations and is recommending that Shareholders approve the election of the nominees. All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless a Shareholder specifically indicates on a proxy the desire to withhold authority to vote for any nominee. If for any reason any of the nominees should not be available for election as contemplated, the proxy holders reserve the right to substitute such other person or persons as nominees as may be designated by BB&T Funds' Board of Trustees. Each of the nominees listed above has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.

      The members of the Board of Trustees are elected by BB&T Funds' shareholders and have overall responsibility for oversight of the management of the Funds. The Trustees, in turn, elect the officers of BB&T Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Currently, the Trust has five Independent Trustees and one Interested Trustee. The new nominee, Mr. Roberts, will meet the qualifications to be an Independent Trustee. The Board of Trustees met four times during the last fiscal year. The Fund has established procedures for shareholders to send communications to the Board of Trustees. Communications should be sent in writing to the Board of Trustees of the BB&T Funds, c/o Alaina V. Metz, Assistant Secretary to the Fund, 3435 Stelzer Road, Columbus, Ohio 43219. The Assistant Secretary of the Trust then will promptly forward copies of all written correspondence to the Board. [TO BE CONFIRMED] During the fiscal year ended September 30, 2003, each of the Trustees attended at least 75% of the meetings of the Board and the committees of which such Trustee was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at shareholder meetings.

      STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Nominations Committee.

      The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. Messrs. Kagan, Lambeth, Stewart and Van Scoy and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the committee. Mr. Roberts, if elected to the Board of Trustees, is expected to be appointed to serve as a member of the Audit Committee. For the fiscal year ended September 30, 2003, there were two meetings of the Audit Committee.

      The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, and Stewart and Ms. Bingham serve on this committee; Mr. Lambeth serves as chair of the committee. Each member of the Committee is an Independent Trustee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of BB&T Funds. During the fiscal year ended September 30, 2003, the Nominations Committee did not meet.

      With respect to Independent Trustee nominees, the Nominations Committee's process for identifying and evaluating nominees involves first determining whether particular characteristics are prerequisites (e.g., qualifications as an Audit Committee Financial Expert) and, if so, specification of such prerequisites, which then leads to the consideration of candidates with the required characteristics. Names of prospective nominees are then submitted to the Committee's Chairman by the Committee members and/or the Chairman may solicit recommendations from non-Committee members, including personnel of the Trust's investment's adviser, sub-adviser, principal underwriter, and/or administrator, in addition to any shareholder recommendations submitted. Additional information may be acquired for candidates deemed promising by the Chairman. All candidates must complete and return to counsel for the Independent Trustees a questionnaire regarding independence prior to being nominated. A majority of the Committee must then determine which candidates shall be interviewed and then conduct the interview. A candidate will be formally nominated only upon the affirmative vote of a majority of the full Committee. With respect to Interested Trustee nominees, the Funds' investment adviser or its affiliates and/or the Funds' principal underwriter or its affiliates will typically identify a candidate, who will then be considered by the full Board. A candidate will be formally nominated only upon the affirmative vote of a majority of the full Board.

      The Trustees, nominee for Trustee, and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                                  TERM OF                                      NUMBER OF
                                                  OFFICE                                       PORTFOLIOS
                                  POSITION(S)      AND                                          IN FUND           OTHER
                                   HELD WITH      LENGTH                                        COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS, AND                 THE         OF TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY        HELD BY
      DATE OF BIRTH                  FUNDS        SERVED         DURING THE PAST 5 YEARS        TRUSTEE          TRUSTEE
      -------------                  -----        ------         -----------------------        -------          -------
NOMINEES FOR INDEPENDENT TRUSTEES

Thomas W. Lambeth                   Trustee     Indefinite,   From January 2004 to present,       26            None
700 Yorkshire Road                              8/92          Senior Fellow, Z. Smith
Winston-Salem, NC 27106                          -Present     Reynolds Foundation; from
Birthdate: 01/08/35                                           1978 to January 2001,
                                                              Executive Director, Z. Smith
                                                              Reynolds Foundation.

                                                  TERM OF                                      NUMBER OF
                                                  OFFICE                                       PORTFOLIOS
                                  POSITION(S)      AND                                          IN FUND           OTHER
                                   HELD WITH      LENGTH                                        COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS, AND                 THE         OF TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN BY        HELD BY
      DATE OF BIRTH                  FUNDS        SERVED         DURING THE PAST 5 YEARS        TRUSTEE          TRUSTEE
      -------------                  -----        ------         -----------------------        -------          -------
Robert W. Stewart                   Trustee     Indefinite,   Retired; Chairman and Chief         26              None
201 Huntington Road                             2/94          Executive Officer of
Greenville, SC 29615                             -Present     Engineered Custom Plastics
Birthdate: 05/22/32                                           Corporation from 1969 to 1990.

Drew T. Kagan                       Trustee     Indefinite,   From December 2003 to               26              None
Montecito Advisors, Inc.                        8/00          present, President and
810 N. Jefferson St., Ste 101                    -Present     Director, Montecito Advisors,
Lewisburg, WV 24901                                           Inc..; from March 1996 to
Birthdate: 02/21/48                                           December 2003, President,
                                                              Investment Affiliate, Inc.;
                                                              March 1992 to March 1996,
                                                              President, Provident
                                                              Securities & Investment Co.

Laura C. Bingham                    Trustee     Indefinite,   From July 1998 to present,          26              None
Peace College                                   2/01-Present  President of Peace College;
Office of the President                                       November 1997 to May 1998,
15 East Peace Street                                          Senior Vice President of
Raleigh, NC 27604-1194                                        Philanthropy and President of
Birthdate: 11/09/56                                           Fort Sanders Foundation
                                                              Covenant Health.

Douglas Van Scoy                    Trustee     Indefinite,   Retired; From November 1974         26              None
841 Middle St.                                  5/04          to July 2001, Deputy Director
Sullivans Island, SC 26481                       -Present     of Private Client Group and
Birthdate: 11/09/43                                           Senior Executive Vice
                                                              President of Smith
                                                              Barney (investment
                                                              banking).

James L. Roberts                  Nominee        N/A          Retired; From January 1999         N/A              None
7 Kittansett Court                for                         to December 2003,
Skillman, NJ 08558                Trustee                     President, CEO and
Birthdate: 11/23/42                                           Director, Covest
                                                              Bancshares, Inc.

NOMINEE FOR INTERESTED TRUSTEE

*Kenneth L. Miller                Trustee       Indefinite,   From August 1998 to present,        26              None
200 W. Second Street, 16th Floor                11/02 -       Executive Vice President,
Winston-Salem, NC 27101                         present       Branch Banking and Trust
Birthdate: 09/19/46                                           Company; employee of Branch
                                                              Banking and Trust Company
                                                              since 1989.

-----------------
* Mr. Miller is treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Miller is an "interested person" because he owns shares of BB&T Corporation and is an Executive Vice President of BB&T Corporation, the publicly traded parent of the Adviser.

                                                    TERM OF                                    NUMBER OF
                                                    OFFICE                                     PORTFOLIOS
                               POSITION(S)            AND                                       IN FUND           OTHER
                                HELD WITH           LENGTH                                      COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS, AND              THE              OF TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY        HELD BY
      DATE OF BIRTH               FUNDS             SERVED        DURING THE PAST 5 YEARS       TRUSTEE          TRUSTEE
      -------------               -----             ------        -----------------------       -------          -------
OFFICERS

George O. Martinez             President        Indefinite,      From August 2002 to              N/A              N/A
Birthdate: 03/11/59                             11/03 -          present, Senior Vice
                                                Present          President-Client
                                                                 Services, BISYS Fund
                                                                 Services; from June 2001
                                                                 to August 2002, CEO and
                                                                 President, Fund Watch Dog
                                                                 Services LLC; from June
                                                                 2000 to June 2001, Senior
                                                                 Vice President and Senior
                                                                 Managing Counsel, State
                                                                 Street Corporation; from
                                                                 March 1998 to May 2000,
                                                                 National Director of
                                                                 Investment Management and
                                                                 Regulatory Consulting,
                                                                 Arthur Andersen.

James T. Gillespie             Vice President   Indefinite,      From February 1992               N/A              N/A
Birthdate:  11/12/66                            5/02 -           present, employee of
                                                Present          BISYS Fund Services

E.G. Purcell, III              Vice President   Indefinite,      From 1995 to present,            N/A              N/A
Birthdate:  01/01/55                            11/00 -          Senior Vice President,
                                                Present          BB&T Asset Management,
                                                                 Inc. and its predecessors

Troy A. Sheets                 Treasurer        Indefinite,      From April 2002 to               N/A              N/A
Birthdate:  05/29/71                            5/02 -           present, employee of
                                                Present          BISYS Fund Services;
                                                                 from September 1993 to
                                                                 April 2002, employee of
                                                                 KPMG LLP

Frank J. Pavlak                Vice             Indefinite,      From September 2004 to           N/A              N/A
Birthdate: 03/23/47            President,       9/04 -           present, Senior Vice
                               Chief            Present          President and Chief
                               Compliance and                    Compliance Officer, The
                               AML Officer                       BISYS Group, Inc.; from
                                                                 1999 to 2004, Director of
                                                                 Compliance, Oppenheimer
                                                                 Funds, Inc.; from 1981 to
                                                                 1999, Branch Chief, U.S.
                                                                 Securities & Exchange
                                                                 Commission

                                                  TERM OF                                      NUMBER OF
                                                  OFFICE                                       PORTFOLIOS
                                POSITION(S)        AND                                          IN FUND           OTHER
                                 HELD WITH        LENGTH                                        COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS, AND              THE            OF TIME         PRINCIPAL OCCUPATION(S)     OVERSEEN BY        HELD BY
      DATE OF BIRTH                FUNDS          SERVED          DURING THE PAST 5 YEARS       TRUSTEE          TRUSTEE
      -------------                -----          ------          -----------------------       -------          -------
Alaina V. Metz                 Assistant        Indefinite,      From June 1995 to                N/A              N/A
Birthdate:  04/07/67           Secretary        9/95 -           present, employee, BISYS
                                                Present          Fund Services

Chris Sabato                   Assistant        Indefinite       From February 1993 to            N/A              N/A
Birthdate:  12/15/68           Treasurer        11/02-           present, employee of
                                                Present          BISYS Fund Services

The officers of BB&T Funds receive no compensation directly from BB&T Funds for performing the duties of their offices. BISYS Fund Services, L.P. receives fees from BB&T Funds for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds. Under the Administration Agreement between BB&T Funds and BISYS Fund Services, L.P. (the "Administrator"), the Administrator provides various administrative services, one of which includes providing individuals reasonably acceptable to the Funds' Board of Trustees to serve as officers of the Funds. Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator.

      The following table discloses the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of December 31, 2003.

                                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                               SECURITIES IN ALL REGISTERED
                                                                                             INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE OR                       DOLLAR RANGE OF EQUITY SECURITIES                  TRUSTEE IN THE FAMILY OF INVESTMENT
NOMINEE FOR TRUSTEE                                IN THE FUNDS                                          COMPANIES
-------------------                                ------------                                          ---------
Thomas W. Lambeth          Small Company Growth Fund                    $1-$10,000                     $1-$10,000

Robert W. Stewart          South Carolina Tax-Free Fund                 >$100,000                      >$100,000
                           Equity Index Fund                            $10,001-$50,000
                           Mid Cap Growth Fund                          $10,001-$50,000
                           Special Opportunities Fund                   $10,001-$50,000
                           Conservative Growth Fund                     $10,001-$50,000

Drew T. Kagan              Large Company Value Fund                     $10,001-$50,000                $10,001-$50,000

Laura C. Bingham           North Carolina Intermediate Tax-Free Fund    $10,001-$50,000                $10,001-$50,000

Richard F. Baker*          Large Company Growth Fund                    $1-$10,000                     $1-$10,000

W. Ray Long*               Intermediate U.S. Government Fund            >$100,000                      >$100,000
                           Large Company Value Fund                     >$100,000
                           Balanced Fund                                $10,001-$50,000
                           Small Cap Growth Fund                        $1-$10,000
                           International Equity Fund                    $1-$10,000

Kenneth L. Miller          $0                                                                          $0

Douglas Van Scoy           $0                                                                          $0

James L. Roberts           $0                                                                          $0

As of August 11, 2004, the Officers and Trustees owned less than 1% of any class of any Fund.

* Mr. Baker resigned as a trustee of the BB&T Funds on April 2, 2004. Mr. Long resigned as a trustee of the BB&T Funds on May 9, 2004.

[ROBERTS INFORMATION TO BE CONFIRMED]

TRUSTEES COMPENSATION**

                                 Aggregate
                             Compensation from         Pension or
                             the Funds for the    Retirement Benefits     Estimated Annual       Total Compensation
                            Fiscal Year Ending     Accrued as Part of         Benefits           from Fund Complex
      Name of Trustee       September 30, 2003       Fund Expenses        Upon Retirement         Paid to Trustee
      ---------------       ------------------       -------------        ---------------         ---------------
William E. Graham, Jr.*          $22,500                None                  None                   $22,500
Thomas W. Lambeth                $22,500                None                  None                   $22,500
Robert W. Stewart                $22,500                None                  None                   $22,500
Drew T. Kagan                    $22,500                None                  None                   $22,500
Laura C. Bingham                 $22,500                None                  None                   $22,500
Richard F. Baker*                $22,500                None                  None                   $22,500
W. Ray Long*                     $20,000                None                  None                   $20,000
Kenneth L. Miller                None                   None                  None                   None

*Mr. Graham resigned as a trustee of the BB&T Funds on November 19, 2003. Mr. Baker resigned as a trustee of the BB&T Funds on April 2, 2004. Mr. Long resigned as a trustee of the BB&T Funds on May 9, 2004.

** Figures are for the Funds' fiscal year ended September 30, 2003. BB&T Funds includes twenty-six separate series.

      The following table lists the officers of the BB&T Funds who hold positions with affiliated persons or the principal underwriter of the BB&T
Funds:

                                         POSITIONS HELD WITH AFFILIATED PERSONS OR
       NAME                                 PRINCIPAL UNDERWRITERS OF THE FUNDS
       ----                                 -----------------------------------
George O. Martinez       BISYS Fund Services, Senior Vice President-Client Services
James T. Gillespie       BISYS Fund Services, Director Client Services
Troy A. Sheets           BISYS Fund Services, Vice President
Alaina V. Metz           BISYS Fund Services, Vice President
Chris Sabato             BISYS Fund Services, Director
Frank Pavlak             The BISYS Group, Inc., Senior Vice President and Chief Compliance Officer
E.G. Purcell, III        BB&T Asset Management, Inc., Senior Vice President

REQUIRED VOTE

      A plurality of the votes cast in person or by proxy at the Special Meeting is required for the election of each Trustee. Shareholders of all Funds will vote together as a single class on Proposal 1.

                                   PROPOSAL 2

                  AMENDMENT, RECLASSIFICATION OR ELIMINATION OF
                     CERTAIN FUNDAMENTAL INVESTMENT POLICIES

      Each of the Funds has adopted investment policies that limit the nature and extent of the securities in which the Fund may invest. Under the 1940 Act, certain policies can only be changed by a vote of the shareholders of the affected fund, and are considered "fundamental." Policies governing certain matters are required by the 1940 Act to be fundamental, while other policies may be designated as fundamental at the election of the Fund. A number of the BB&T Funds' existing fundamental investment policies were adopted in response to legal, regulatory, business, or industry requirements or conditions that in many cases no longer prevail. BB&T Funds' management recommended changes to the Funds' investment policies that are designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the Funds' adviser and sub-advisers increased flexibility to respond to changes in the regulatory and economic landscape.

      Other than considering the viability of permitting certain Funds to acquire shares of series of certain exchange-traded funds consistent with exemptive relief granted by the SEC, BB&T Funds' management has indicated that it has no present intention of changing the investment process or portfolio of any Fund if the investment policies are modified as proposed. Rather, the modifications will help minimize the costs and delays that would be associated with holding future shareholders' meetings to revise fundamental investment policies and restrictions that have become outdated or inappropriate. These changes are also intended to standardize the policies across Funds, which will help the adviser and sub-advisers more efficiently and more easily monitor the Funds' compliance with applicable SEC regulations and other restrictions on investments.

      [At a meeting on September 1, 2004, BB&T Funds' Board of Trustees approved the proposed changes to the Funds' fundamental investment policies and recommends that Shareholders of the affected Funds vote to approve each proposal. In certain cases, the Board is recommending that the language of a fundamental investment restriction or objective be modified. In other cases, the Board is recommending that a policy be eliminated altogether as unnecessarily restrictive. TO BE CONFIRMED] The Board of Trustees can change a non-fundamental investment policy without shareholder approval. Following is a summary and discussion of the proposed changes. The applicable current fundamental investment policies of the Funds and the proposed changes to them are listed in tabular form in Appendix A to this Proxy Statement.

PROPOSALS 2Ai AND 2Aii (ALL FUNDS, EXCEPT EQUITY INCOME FUND AND EQUITY INDEX
FUND)

      Amendment of restrictions on (i) borrowing money or issuing senior securities, mortgaging, pledging or hypothecating assets and (ii) lending

      Sections 8(b)(1)(B), (C) and (G) of the 1940 Act and Items 11(c)(1)(i),
(ii) and (vi) of Form N-1A (the SEC's statement of certain disclosure requirements that apply to mutual funds) require each Fund to set forth a fundamental policy indicating the extent to which the Fund may borrow money, issue senior securities and make loans. Under Section 18(f)(1) of the 1940 Act, the Funds may not issue senior securities, except the Funds may borrow for any purpose up to 33 1/3 % of total assets. Currently, certain Funds have investment policies that restrict their ability to enter into reverse repurchase agreements. These Funds also have policies that do not permit, in certain circumstances, a Fund to mortgage, pledge, or hypothecate assets, and limit certain purchases while borrowings are outstanding. The Board of Trustees is recommending that these policies be modified to standardize these policies across the Funds and conform the restrictions to the federal statutory and regulatory requirements. As modified, the policies would provide that

      "Each Fund may borrow money or lend to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations."

      "Each Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations."

      The current policies are more restrictive than applicable law. If the policies are revised, each Fund will be permitted to take actions with respect to borrowing money or lending or issuing senior securities to the fullest extent of the law. In addition, should the 1940 Act or the rules or regulations thereunder be amended, the policies will not restrict the Fund's ability and the Funds will not be required to hold an additional shareholder meeting to be able to take actions permitted by law.

PROPOSAL 2B (ALL FUNDS, EXCEPT INTERNATIONAL EQUITY FUND, PRIME MONEY MARKET FUND, EQUITY INCOME FUND AND EQUITY INDEX FUND)

      Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      Sections 8(b)(1)(F) of the 1940 Act and Item 11(c)(1)(v) of Form N-1A (the SEC's statement of certain disclosure requirements that apply to mutual funds) require each Fund to set forth a fundamental policy regarding the purchase and sale of real estate and commodities. Currently, several of the Funds have investment policies that restrict their ability to purchase and sell commodities and real estate, but carve out certain exceptions for options and futures contracts and/or securities secured by real estate or interests therein. Some of the Funds have policies that do not permit the Fund to invest in futures contracts.

      As modified, the policies would provide that

      "Each Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations."

      Additionally, some of the Funds have fundamental investment policies against investing in "oil, gas or mineral exploration leases or development programs." There is no federal requirement for such restrictions. The Funds' policies are based on no longer applicable laws and regulations of several states. The Board is recommending that these policies be eliminated.

PROPOSALS 2Ci AND 2Cii (INTERNATIONAL EQUITY FUND)

      Amendment of restrictions regarding purchase or sale of (i) real estate and (ii) commodities and oil, gas and mineral exploration and development programs

      Sections 8(b)(1)(F) of the 1940 Act and Item 11(c)(1)(v) of Form N-1A (the SEC's statement of certain disclosure requirements that apply to mutual funds) require each Fund to set forth a fundamental policy regarding the purchase and sale of real estate and commodities. Currently, the International Equity Fund has an investment policy with respect to each of these items that is more restrictive than applicable law.

      As modified, the policies would provide that the:

      "International Equity Fund may purchase or sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

      "International Equity Fund may purchase or sell commodities, commodities contracts, or futures contracts to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

      Additionally, the International Equity Fund has fundamental investment policies against investing in "oil, gas or mineral exploration leases or development programs." There is no federal requirement for such restrictions. The Fund's policies are based on no longer applicable laws and regulations of several states. The Board is recommending that these policies be eliminated.

PROPOSAL 2D (ALL FUNDS, EXCEPT INTERNATIONAL EQUITY FUND, PRIME MONEY MARKET FUND, EQUITY INCOME FUND AND EQUITY INDEX FUND)

      Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

            a. Margin transactions

      Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Similarly, while Item 11(b) of Form N-1A requires a description of any fundamental policy that a fund may have with respect to principal investment strategies and risks, instruction 3 to Item 4 excludes a negative strategy (e.g., a strategy not to invest in a particular type of security) from the definition of a principal investment strategy.

      Accordingly, the Board is recommending that the Funds' restrictions on margin lending be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for clearing transactions that is permitted under the 1940 Act and the exception currently used by many mutual funds for margin deposits in connection with options, futures and forwards. The Board has approved the adoption by each Fund of a new non-fundamental policy to provide that:

      "Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments."

            b. Short sales

      Section 12(a)(3) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules or orders, to effect a short sale of any security, except in connection with an underwriting in which the fund is a participant. Also, as stated in Guide 9 to former Form N-1A, the SEC staff has viewed a short sale, other than a short sale "against the box," as the creation of a senior security. (A short sale "against the box" is a short sale of a security that the seller also owns or has the right to acquire.) As with margin transactions, however, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Also, Guide 3 and Guide 9 to former Form N-1A, taken together, only require the description of any fundamental policy with respect to short sales if such policy exists.

      Accordingly, the Board is recommending that the Funds' restrictions on short selling be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for short sales "against the box" that is permitted under the SEC staff interpretation of the 1940 Act. The Board has approved the adoption by each Fund of a new non-fundamental policy to provide that:

      "Each Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions."

            c. Joint participation in securities trading accounts

      Certain Funds have fundamental investment policies prohibiting joint participation in securities trading accounts. The restriction is derived from
Section 12(a)(2) of the 1940 Act, which makes it unlawful for an investment company, in contravention of applicable SEC rules or order, to participate on a joint or a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental policy regarding this matter. Accordingly, the Board is recommending that this fundamental policy be eliminated.

PROPOSAL 2E (INTERNATIONAL EQUITY FUND)

      Amendment and reclassification of restrictions on margin transactions and short sales

            a. Margin transactions

      Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. However, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Similarly, while Item 11(b) of Form N-1A requires a description of any fundamental policy that a fund may have with respect to principal investment strategies and risks, instruction 3 to Item 4 excludes a negative strategy (e.g., a strategy not to invest in a particular type of security) from the definition of a principal investment strategy.

      Accordingly, the Board is recommending that the International Equity Fund's restrictions on margin lending be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for clearing transactions that is permitted under the 1940 Act and the exception currently used by many mutual funds for margin deposits in connection with options, futures and forwards. The Board has approved the adoption by the Fund of a new non-fundamental policy to provide that:

      "The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments."

            b. Short sales

      Section 12(a)(3) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules or orders, to effect a short sale of any security, except in connection with an underwriting in which the fund is a participant. Also, as stated in Guide 9 to former Form N-1A, the SEC staff has viewed a short sale, other than a short sale "against the box," as the creation of a senior security. (A short sale "against the box" is a short sale of a security that the seller also owns or has the right to acquire.) As with margin transactions, however, there are no applicable SEC rules or orders, nor does the 1940 Act require that funds state a fundamental investment policy regarding this matter. Also, Guide 3 and Guide 9 to former Form N-1A, taken together, only require the description of any fundamental policy with respect to short sales if such policy exists.

      Accordingly, the Board is recommending that the International Equity Fund's restrictions on short selling be eliminated as fundamental and modified and restated as a non-fundamental policy. The non-fundamental policy would reflect the exception for short sales "against the box" that is permitted under the SEC staff interpretation of the 1940 Act. The Board has approved the adoption by the International Equity Fund of a new non-fundamental policy to provide that:

      "The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions."

PROPOSAL 2F (LARGE COMPANY VALUE FUND, GEORGIA INTERMEDIATE TAX-FREE FUND, KENTUCKY INTERMEDIATE TAX-FREE FUND, MARYLAND INTERMEDIATE TAX-FREE FUND, NORTH CAROLINA INTERMEDIATE TAX-FREE FUND, SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND, VIRGINIA INTERMEDIATE TAX-FREE FUND, WEST VIRGINIA INTERMEDIATE TAX-FREE FUND, SHORT U.S. GOVERNMENT FUND, INTERMEDIATE U.S. GOVERNMENT FUND AND U.S. TREASURY MONEY MARKET FUND)

      Elimination of the restriction regarding investment in other investment companies

      Large Company Value Fund, Georgia Intermediate Tax-Free Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund and U.S. Treasury Money Market Fund each currently have investment policies that provide, in relevant part, that each Fund may not:

      "Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that (i) the Large Company Value Fund, the Georgia Intermediate Tax-Free Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Short U.S. Government Fund and the Intermediate U.S. Government Fund may purchase securities of a money market fund, including securities of the U.S. Treasury Fund and the Prime Money Market Fund; and (ii) the Georgia Intermediate Tax-Free Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from Federal income tax, if, with respect to the Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (a) more than 3% of the acquired company's outstanding voting securities, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (c) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring
      Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets."

      The 1940 Act limits the amount that a Fund may invest in other investment companies, prohibiting the Fund from: (i) owing more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. However, the Board is considering the viability of permitting certain Funds to acquire shares of series of certain exchange-traded funds "ETFs" in excess of the 5% and 10% limits described in this paragraph pursuant to exemptive relief granted by the SEC to certain ETFs. Also, under the 1940 Act, a Fund's policy with respect to investment in other investment companies is not required to be fundamental. The Board of Trustees is recommending that the policy be eliminated to allow each Fund to purchase shares of other investment companies in accordance with the 1940 Act and the rules and regulations promulgated thereunder and any exemptive orders issued by the SEC.

PROPOSAL 2G (NORTH CAROLINA INTERMEDIATE TAX-FREE FUND AND SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND)

      Elimination of the restriction regarding investments in private activity bonds

      The North Carolina Intermediate Tax-Free Fund and the South Carolina Intermediate Tax-Free Fund have the following fundamental investment restriction:

      "The Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation."

      No fundamental policy with respect to investments in private activity bonds is required under the 1940 Act, and this policy is based on no longer applicable concerns regarding the tax treatment of certain organizations under certain sections of the Internal Revenue Code.

PROPOSAL 2H (LARGE COMPANY GROWTH FUND)

      Elimination of a fundamental policy regarding investment of a certain portion of assets in companies with a certain market capitalization

      Large Company Growth Fund has a fundamental policy that at least 65% of the Fund's total assets will be invested in companies whose market capitalization exceeds the mean capitalization of the companies in the S&P(R) 500 Index (the "65% fundamental policy"). The 1940 Act does not require a fundamental policy with respect to the market capitalization of the companies in which a Fund may invest.

      The Fund also has a non-fundamental policy that under normal circumstances it will invest at least 80% of its net assets plus borrowings in the securities of large companies (the "80% non-fundamental policy"). This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Growth Index.

      The Board of Trustees recommends elimination of the 65% fundamental policy. The 65% fundamental policy and 80% non-fundamental policy has become incompatible under certain circumstances because the policies are based on different indexes. If the 65% fundamental policy is eliminated, the Board of Trustees intends to leave unchanged the 80% non-fundamental policy, which will ensure that, under normal circumstances, the substantial majority of the Fund's investments will be in large companies.

      REQUIRED VOTE

      To be effective with respect to any Fund, each of Proposals 2A through 2H must receive the affirmative vote of "a majority of the outstanding voting securities" of the particular Fund entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, and
(b) more than 50% of the outstanding Shares of the Fund.

                PROPOSAL 3 (ALL FUNDS, EXCEPT EQUITY INDEX FUND)

                   TO APPROVE A MANAGER OF MANAGERS STRUCTURE

      On September 1, 2004, the Trustees, including a majority of the Trustees who are not interested persons of the Funds, as defined in the 1940 Act, unanimously approved on behalf of the Funds the proposed Manager of Managers Structure, which will permit a Fund to hire, terminate and replace sub-advisors more efficiently according to the judgment of the Board, Independent Trustees, and the investment advisor. [TO BE CONFIRMED]

      At the present time, BB&TAM serves as investment advisor to the Funds pursuant to an investment advisory contract dated February 1, 2001, as amended and restated on May 23, 2003 (the "Investment Advisory Agreement"). Under the Investment Advisory Agreement, the Adviser may make the day-to-day investment decisions for a Fund or employ a sub-advisor at its expense to provide day-to-day management. Regardless of whether it employs a sub-advisor, Adviser continuously reviews, supervises and administers a Fund's investment programs.

      In order to employ the Manager of Managers Structure, the Funds and the Adviser currently must seek exemptive relief from SEC to permit the Adviser, subject to certain conditions, including the prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisers, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval.* If exemptive relief is obtained from the SEC, the Adviser will have the ability to change the fee payable to a subadviser or appoint a new subadviser at a fee different than that paid to the current subadviser, which in turn may result in a different fee retained by the Adviser (but will not affect the investment advisory fee paid by a shareholder).

      At a Board meeting held on September 1, 2004, the Board unanimously approved the Manager of Managers Structure with respect to each Fund and also determined that is in the best interests of shareholders of such Funds to approve the Manager of Managers Structure. In reaching this conclusion, the Board determined that the Manager of Managers Structure will provide two principal benefits to shareholders. First, it will reduce fund expenses to the extent that a Fund employing the Manager of Managers Structure will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or materially amended. Second, it will enable a Fund employing the Manager of Managers Structure to operate more efficiently. In particular, it will permit a Fund to hire, terminate and replace sub-advisers more efficiently according to the judgment of the Board, Independent Trustees, and the Adviser.

* On October 23, 2003, the SEC issued a proposed rule that would obviate the need to seek exemptive relief but would still require Board and shareholder approval. Should this proposed rule become final, the Funds and their investment advisor intend to rely on such rule.

                             ADDITIONAL INFORMATION

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

      While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

      If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received.

INVESTMENT ADVISER

      BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management is a wholly-owned subsidiary of BB&T Corporation ("BB&T"), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of March 31, 2004, BB&T had assets of approximately $94.3 billion. Through its subsidiaries, BB&T operates over 1,350 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

INVESTMENT SUB-ADVISERS

INTERNATIONAL EQUITY FUND. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the sub-adviser to the International Equity Fund, pursuant to a Sub-advisory Agreement with BB&T Asset Management. UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of March 31, 2004, UBS Global AM had approximately $53.8 billion in assets under management and the Group had approximately $475 billion in assets under management.

SPECIAL OPPORTUNITIES EQUITY FUND. Scott & Stringfellow, Inc. ("Scott & Stringfellow" or the "Sub-Adviser") serves as the sub-adviser to the Special Opportunities Equity Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of March 31, 2004, Scott & Stringfellow had over $15 million in assets under management. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.

PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the sub-adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Federated IMC's address is:
Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 185 mutual funds and separate accounts, which totaled approximately $194 billion in assets as of March 31, 2004. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,600 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

EQUITY INCOME FUND. Scott & Stringfellow serves as the sub-adviser to the Equity Income Fund.

ADMINISTRATOR

      BISYS Fund Services, LP (the "Administrator"), an Ohio limited partnership with its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219 serves as administrator to each Fund. The Administrator is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

DISTRIBUTOR

      BISYS Fund Services, LP, a wholly-owned subsidiary of The BISYS Group, Inc., with its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor to each Fund.

INDEPENDENT PUBLIC ACCOUNTANTS

      KPMG LLP ("KPMG") has been selected as independent auditors. KPMG's address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215. A representative of KPMG will not be present at the Special Meeting, but will be available by telephone, will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      AUDIT FEES.* The aggregate fees billed by KPMG for professional services rendered in connection with the audit of the Equity Index Fund's annual financial statements for the fiscal year ended December 31, 2003 were approximately $11,865. For the fiscal year ended December 31, 2002, audit fees for the Equity Index Fund were approximately $11,300.

      AUDIT-RELATED FEES.* The aggregate fees billed by KPMG for audit-related services rendered on behalf of the Equity Index Fund for the fiscal year ended December 31, 2003, which consisted of a review of a registration statement on Form N-1A, were approximately $3,750. There were no audit-related fees billed by KPMG with respect to the Equity Index Fund for the fiscal year ended December 31, 2002.

      TAX FEES.* There were no tax fees (i.e., tax compliance, tax advice, and tax planning services) billed by KPMG with respect to the Equity Index Fund for the fiscal years ended December 31, 2003 or 2002.

      AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.* The Equity Index Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services for the Fund and permitted non-audit services (including the fees for such services and terms thereof) to be performed by the Fund's independent public accountants for the Fund or the Fund's investment adviser and any affiliate of the Fund's investment adviser that provides ongoing services to the Fund where the nature of the non-audit services has a direct impact on the operations or financial reporting of the Fund. There are two methods by which pre-approval can be accomplished.

      Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee.

      AGGREGATE NON-AUDIT FEES.* The aggregate non-audit fees billed by KPMG for services rendered to the Equity Index Fund, the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund were $1,796,600 and $6,111,200 for the fiscal year ended December 31, 2003 and December 31, 2002, respectively.

* As of the date of this proxy statement, current federal law requires disclosure of this information for the Equity Index Fund only.

SHARE OWNERSHIP INFORMATION

         As of August 11, 2004, BB&T Funds believes that the Officers and Trustees of BB&T Funds, as a group, owned less than one percent of the Shares of any Fund of BB&T Funds.

         The table below indicates each additional person known by BB&T Funds to own beneficially 5% or more of the Shares of the following Funds of BB&T Funds as of August 11, 2004.

                                       EQUITY INCOME FUND - CLASS B SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
SCOTT   STRINGFELLOW  INC                          12,012.012                                   11.469%
909 EAST MAIN STREET
RICHMOND, VA 23219

                                    EQUITY INCOME FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     2,000,000.000                                97.985%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                        EQUITY INDEX FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          9,568,669.565                                57.793%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

WILBRANCH & CO                                     4,096,633.820                                24.743%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                        EQUITY INDEX FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
MCB TRUST SERVICES CUST OR TRUSTEE                 13,598.992                                   11.825%
KRB SEED COMPANY LLC
700 17TH ST STE 150
DENVER CO 80202

MCB TRUST SERVICES CUST OR TRUSTEE                 30,371.296                                   26.410%
REHABILITATION SPECIALISTS PL
700 17TH ST STE 500
DENVER CO 80202

                                       LARGE COMPANY VALUE - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
A WAYNE ANNAS                                      2,059.695                                    22.751%
CAROLYN B ANNAS
P O BOX 563
VALDESE NC 28690

MCB TRUST SERVICES CUST                            1,562.800                                    17.262%
CHARTON MANAGEMENT INC 401K PLAN
700 17TH ST
SUITE 300
DENVER CO 80202

MCB TRUST SERVICES CUST OR TRUSTEE FBO             2,401.352                                    26.524%
PRIME HEALTH INCORPORATED

700 17TH ST STE 150
DENVER CO 80202

                                    LARGE COMPANY VALUE - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          9,607,320.390                                27.046%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

WILBRANCH & CO                                     13,922,985.387                               39.195%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

WILBRANCH & CO                                     7,521,152.378                                21.173%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                    LARGE COMPANY GROWTH FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
AMBRO AND COMPANY                                  118,471.807                                  10.906%
628 MAIN ST
PO BOX 191
DANVILLE VA 24540

                                    LARGE COMPANY GROWTH FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
RICHARD G BLAKE                                    529.101                                      15.336%
3525 LEWIS LOOP
SE
BOLIVIA  NC  28422

MCB TRUST SERVICES CUST OR TRUSTEE                 1,543.160                                    44.728%
MID STATE PETROLEUM
700 17TH ST STE 150
DENVER  CO  80202

TERESA L LUHN                                      689.068                                      19.972%
PO BOX 48525
CUMBERLAND  NC  28331

                                 LARGE COMPANY GROWTH FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          8,606,574.698                                21.239%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH  NC  276011767

WILBRANCH & CO                                     15,851,978.223                               39.119%
PT NO FEE CASH
223 W NASH ST
WILSON  NC  27894

WILBRANCH & CO                                     10,528,706.848                               25.982%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                       MID CAP VALUE FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
MCB TRUST SERVICES CUST OR TRUSTEE                 9,617.552                                    28.696%
REHABILITATION SPECIALISTS PL
700 17TH ST STE 150
DENVER CO 80202

                                    MID CAP VALUE FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          1,938,869.163                                16.409%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH  NC  276011767

WILBRANCH & CO                                     5,562,541.471                                47.075%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

WILBRANCH & CO                                     3,426,858.166                                29.001%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                       MID CAP GROWTH FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
MCB TRUST SERVICES CUST OR TRUSTEE                 14,554.100                                   76.297%
MID STATE PETROLEUM
700 17TH ST STE 150
DENVER CO 80202

MCB TRUST SERVICES CUST                            2,777.454                                    14.560%
CHARTON MANAGEMENT INC 401K PLAN
700 17TH ST
SUITE 300
DENVER CO 80202

                                    MID CAP GROWTH FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     5,871,123.333                                56.265%
P T NO FEE CASH
223 W NASH ST
WILSON NC 27894

WILBRANCH & CO                                     2,176,643.314                                20.860%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

BRANCH BANKING & TRUST CO                          1,510,789.389                                14.478%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767


                                     SMALL COMPANY VALUE FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
PERSHING LLC                                           8,340.439                                34.324%
P O BOX 2052
JERSEY CITY NJ 073039998

                                     SMALL COMPANY VALUE FUND - CLASS B SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
DANNY YOUNG                                            1,782.783                                18.793%
6035 GEORGE HILDEBRAN SCHOOL ROAD
HICKORY NC 28602

MICHAEL STEVEN ESTEP                                   1,204.714                                12.699%
4949 ANTIOCH CHURCH RD
MATTHEWS NC 281048958

VALERIE L IRELAND                                      1,569.352                                16.543%
134 CANEBREAK DR
GREER SC 29650

AMERITRADE INC FBO                                     1,300.000                                13.704%
PO BOX 2226
OMAHA NE 681032226

                                         SMALL COMPANY VALUE FUND - CLASS C SHARES
Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BISYS FUND SERVICES INC                                  100.994                                100.000%
3435 STELZER RD
ATTN CORPORATE FINANCE
COLUMBUS OH 43219

                                      SMALL COMPANY VALUE FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     1,546,522.752                                33.661%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

WILBRANCH & CO                                     2,421,393.685                               52.704%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894


                                    SMALL COMPANY GROWTH FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
MCB TRUST SERVICES CUST OR TRUSTEE FBO             1,961.959                                    57.083%
BERGERON BUILDERS INC
700 17TH STREET SUITE 150
DENVER CO 80202

MCB TRUST SERVICES CUST OR TRUSTEE                 932.191                                      27.122%
WETLAND & ENVIRONMENTAL SERVICE
700 17TH ST STE 150
DENVER CO 80202

MCB TRUST SERVICES CUST OR TRUSTEE                 403.064                                      11.727%
MID STATE PETROLEUM
700 17TH ST STE 150
DENVER CO 80202

                                 SMALL COMPANY GROWTH FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          3,305,707.316                                44.984%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST

4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

WILBRANCH & CO                                     1,757,522.536                                23.916%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

WILBRANCH & CO                                     1,658,838.884                                22.574%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                    INTERNATIONAL EQUITY FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BISYS FUND SERVICES INC                            100.593                                      35.834%
3435 STELZER RD
ATTN CORPORATE FINANCE
COLUMBUS OH 43219

SHARON J WARD                                      89.190                                       31.772%
4564 WOODRUM LN
CHARLESTON WV 25313

SAMUEL K WARD                                      90.566                                       32.262%
4564 WOODRUM LN
CHARLESTON WV 25313

                                 INTERNATIONAL EQUITY FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     9,241,348.023                                32.677%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

WILBRANCH & CO                                     13,299,140.770                               47.025%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                SPECIAL OPPORTUNITIES EQUITY FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
JP MORGAN INVEST LLC  FBO                          199,202.826                                  11.111%
ONE BEACON STREET 18TH FLOOR
BOSTON MA 021083102

                             SPECIAL OPPORTUNITIES EQUITY FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     2,772,652.870                                93.383%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                   SHORT U.S. GOVERNMENT FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
HENRY FIBERS INC                                   103,493.084                                  11.417%
PO BOX 1675
ATTN GEORGE F HENRY JR PRESIDENT
GASTONIA NC 28053

PERSHING LLC                                       104,189.140                                  11.494%
P O BOX 2052
JERSEY CITY NJ 073039998

THE BATEMAN COMPANY                                98,552.600                                   10.872%
PO BOX 869
MACON GA 31202

                                SHORT U.S. GOVERNMENT FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------

WILBRANCH & CO                                     12,266,545.523                               61.314%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

WILBRANCH & CO                                     5,515,133.133                                27.567%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                INTERMEDIATE U.S. GOVERNMENT FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          387,818.800                                  33.458%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH  NC  276011767

                                INTERMEDIATE U.S. GOVERNMENT FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
MCB TRUST SERVICES CUST OR TRUSTEE                 8,916.788                                    15.137%
NEIGHBORS STORES INC
700 17TH ST STE 150
DENVER CO 80202

MCB TRUST SERVICES CUST                            8,612.482                                    14.621%
CHARTON MANAGEMENT INC 401K PLAN
700 17TH ST
SUITE 300
DENVER CO 80202

                             INTERMEDIATE U.S. GOVERNMENT FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          9,111,396.745                                17.412%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

WILBRANCH & CO                                     25,512,112.229                               48.754%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

WILBRANCH & CO                                     13,623,594.559                               26.035%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                INTERMEDIATE CORPORATE BOND FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          40,583.996                                   11.335%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

                                INTERMEDIATE CORPORATE BOND FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
DONALDSON LUFKIN JENRETTE                          10,003.420                                   42.782%
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998

PERSHING LLC                                       2,396.740                                    10.250%
P O BOX 2052
JERSEY CITY NJ 073039998

                             INTERMEDIATE CORPORATE BOND FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     13,568,018.476                               53.472%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

WILBRANCH & CO                                     8,606,774.260                                33.920%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                            KENTUCKY INTERMEDIATE TAX-FREE FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     1,425,103.454                                99.451%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

                               MARYLAND INTERMEDIATE TAX-FREE FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
EDWARD M BEARD                                     10,019.164                                   16.650%
1706 SULLIVAN ROAD
WESTMINSTER MD 21157

CAROL A DEPRATO                                    9,742.221                                    16.190%
DONALD L DEPRATO JTWROS
6209 44TH PLACE
RIVERDALE MD 20737

PERSHING LLC                                       8,638.228                                    14.355%
P O BOX 2052
JERSEY CITY NJ 073039998

                            MARYLAND INTERMEDIATE TAX-FREE FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     780,852.253                                  98.780%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

                            NORTH CAROLINA INTERMEDIATE TAX-FREE FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
R L HONBARRIER CO                                  248,246.081                                  11.675%
1507 CRESTLIN RD
HIGH POINT NC 27260

                         NORTH CAROLINA INTERMEDIATE TAX-FREE FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     9,205,391.144                                99.855%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

                         SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     1,662,946.662                                100.000%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

                               VIRGINIA INTERMEDIATE TAX-FREE FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
AMBRO AND COMPANY                                  351,225.118                                  33.522%
628 MAIN ST
PO BOX 191
DANVILLE VA 24540

                            VIRGINIA INTERMEDIATE TAX-FREE FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     5,703,658.592                                98.386%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

                         WEST VIRGINIA INTERMEDIATE TAX-FREE FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH & CO                                     6,299,835.468                                99.057%
PT NO FEE CASH
223 W NASH ST
WILSON NC 27894

                                     PRIME MONEY MARKET FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
SCOTT & STRINGFELLOW OMNIBUS FUND                  384,371,506.460                              91.564%
909 E MAIN ST
RICHMOND, VA 23219

                                     PRIME MONEY MARKET FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
MSC TRUST SERVICES CUST OR TRUSTEE                 71,703.310                                   14.475%
LEK SERVICES INC
700 17TH ST STE 150
DENVER CO 80202

MCB TRUST SERVICES CUST OR TRUSTEE                 56,157.770                                   11.337%
NEIGHBORS STORES INC
700 17TH ST STE 150
DENVER CO 80202

MCB TRUST SERVICES CUST OR TRUSTEE                 61,723.640                                   12.461%
HOLIDAY KAMPERS AND BOATS
700 17TH STREET STE 150
DENVER CO 80202

MCB TRUST SERVICES CUST OR TRUSTEE                 175,030.590                                  35.335%
COMDOC BUSINESS SYSTEMS INC
700 17TH ST STE 150
DENVER CO 80202

                                  PRIME MONEY MARKET FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH                                          444,805,798.930                              80.113%
P O BOX 2887
ATTN J MICHAEL POLLOCK
WILSON NC 278941847

BISYS FUND SERVICES                                56,896,243.690                               10.247%
BB&T SWEEP CUSTOMERS
3435 STELZER RD
ATTN CHRIS WEBER
COLUMBUS OH 43219

                                 U.S. TREASURY MONEY MARKET FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
SCOTT & STRINGFELLOW OMNIBUS FUND                  97,961,853.600                               77.132%
909 E MAIN ST
RICHMOND VA 23219

PERSHING                                           22,659,930.620                               17.842%
1 PERSHING PLAZA
ATTN CASH MGT SERVICES - 9TH FLOOR
JERSEY CITY NJ 07399

                                 U.S. TREASURY MONEY MARKET FUND - CLASS B SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
LOUIS D BENTON                                     112,181.790                                  12.430%
DOROTHY B BENTON
4500 BAKER ST
LITTLE RIVER SC 29566

                                 U.S. TREASURY MONEY MARKET FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BISYS FUND SERVICES INC                            4,978.510                                    100.000%
3435 STELZER RD

ATTN CORPORATE FINANCE
COLUMBUS OH 43219

                              U.S. TREASURY MONEY MARKET FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
WILBRANCH                                          761,288,257.960                              78.153%
P O BOX 2887
ATTN J MICHAEL POLLOCK
WILSON NC 278941847

BRANCH BANKING & TRUST CO                          179,108,355.147                              18.387%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

                            CAPITAL MANAGER CONSERVATIVE GROWTH FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
TOMMY F LOPEZ                                      3,134.669                                    16.195%
4700 WILSHAM COURT
CHARLOTTE NC 28226

FLORENCE MARIE MCGEE                               6,171.508                                    31.886%
PO BOX 1476
MAGGIE VALLEY NC 28751

DELBERT L LEADMON                                  2,232.784                                    11.536%
RT  1 BOX 129 J
WALKER WV 26180

                         CAPITAL MANAGER CONSERVATIVE GROWTH FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner                Number of Shares Owned                      Percent of Class
------------------------------------                ----------------------                      ----------------
BRANCH BANKING & TRUST CO                           4,534,208.435                               62.775%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

WILBRANCH & CO                                      2,364,012.676                               32.729%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                              CAPITAL MANAGER MODERATE GROWTH FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          306,646.329                                  14.042%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

                              CAPITAL MANAGER MODERATE GROWTH FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
MCB TRUST SERVICES CUST OR TRUSTEE FBO             4,429.151                                    22.256%
HILTON HEAD AUTOMOTIVE LLC
700 17TH STREET SUITE 150
DENVER CO 80202

MCB TRUST SERVICES CUST OR TRUSTEE FBO             3,895.203                                    19.573%
PRIME HEALTH INCORPORATED
700 17TH ST STE 150
DENVER CO 80202

YVONNE G TURMAN                                    2,638.523                                    13.258%
JAMES L TURMAN JTWROS
76 RACKING EXPRESS LANE
LAUREL FORK VA 24352

PATRICIA F CHANDLER                                2,511.416                                    12.619%

2440 CLOVERDALE RD
BREMO BLUFF VA 23022

                           CAPITAL MANAGER MODERATE GROWTH FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner                Number of Shares Owned                      Percent of Class
------------------------------------                ----------------------                      ----------------
BRANCH BANKING & TRUST CO                           1,141,334.121                               31.288%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

WILBRANCH & CO                                      2,338,009.980                               64.093%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                   CAPITAL MANAGER GROWTH FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
STEPHEN E CAMPBELL                                 1,646.418                                    20.470%
MARY W CAMPBELL
112 STARBOARD LN
MONETA VA 24121

PERSHING LLC                                       2,921.966                                    36.329%
P O BOX 2052
JERSEY CITY NJ 073039998

JOHN R SARTAIN                                     1,304.920                                    16.224%
3429 ROY MESSER
WHITE PINE TN 37890

STANLEY S TAO                                      1,148.455                                    14.279%
302 TURNBERRY PT
BARBOURSVILLE WV 255041948

                                CAPITAL MANAGER GROWTH FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          726,609.176                                  23.017%
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

WILBRANCH & CO                                     2,329,346.171                                73.787%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

                                   CAPITAL MANAGER EQUITY FUND - CLASS A SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH T CO                                        58,642.585                                   16.577%
DAILY R PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

                                   CAPITAL MANAGER EQUITY FUND - CLASS C SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
PERSHING LLC                                       2,754.545                                    30.374%
P O BOX 2052
JERSEY CITY NJ 073039998

JOHN R SARTAIN                                     5,694.761                                    62.795%
3429 ROY MESSER
WHITE PINE TN 37890

                                CAPITAL MANAGER EQUITY FUND - INSTITUTIONAL SHARES

Name and Address of Beneficial Owner               Number of Shares Owned                       Percent of Class
------------------------------------               ----------------------                       ----------------
BRANCH BANKING & TRUST CO                          546,501.363                                  25.684%

DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
4TH FLOOR
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767

WILBRANCH & CO                                     1,516,060.029                                71.250%
EB NO FEE DR
223 W NASH ST
WILSON NC 27894

      If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

September 15, 2004

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                                                      APPENDIX A

                               PROPOSED CHANGES TO
                         FUNDAMENTAL INVESTMENT POLICIES

                                                                                       PROPOSED FUNDAMENTAL POLICY
        PROPOSAL              FUNDS AFFECTED          CURRENT FUNDAMENTAL POLICY           (OR COURSE OF ACTION)
------------------------  ----------------------   --------------------------------   ------------------------------
2A. Amendment of          All Funds, except        Each of the Funds may not:         Fundamental policies:
restrictions on (i)       Equity Income Fund
borrowing money or        and Equity Index Fund    Borrow money or issue senior       (i) Each Fund may borrow
issuing senior                                     securities, except that a Fund     money or lend to the extent
securities, mortgaging,                            may borrow from banks or enter     permitted by the Investment
pledging or                                        into reverse repurchase            Company Act of 1940, or the
hypothecating assets                               agreements for temporary           rules or regulations
and (ii) lending                                   purposes in amounts up to 10%      thereunder as such statute,
                                                   (one-third with respect to the     rules or regulations may be
                                                   Prime Money Market Fund and the    amended from time to time, or
                                                   International Equity Fund) of      by regulatory guidance or
                                                   the value of its total assets at   interpretation of such
                                                   the time of such borrowing; or     statute, rules or
                                                   mortgage, pledge, or hypothecate   regulations.
                                                   any assets, except in connection
                                                   with any such borrowing and in     (ii) Each Fund may issue
                                                   amounts not in excess of           senior securities to the
                                                   (one-third of the value of the     extent permitted by the
                                                   Fund's total assets at the time    Investment Company Act of
                                                   of such borrowing with respect     1940, or the rules or
                                                   to the Prime Money Market Fund     regulations thereunder as
                                                   and the International Equity       such statute, rules or
                                                   Fund) the lesser of the dollar     regulations may be amended
                                                   amounts borrowed or 10% of the     from time to time, or by
                                                   value of a Fund's total assets     regulatory guidance or
                                                   at the time of its borrowing.      interpretation of such
                                                   Each of the Funds (except the      statute, rules or regulations.
                                                   U.S. Treasury Fund) will not
                                                   purchase securities while
                                                   borrowings (including reverse
                                                   repurchase agreements) in excess
                                                   of 5% of its total assets are
                                                   outstanding.  The U.S. Treasury
                                                   Fund will not purchase
                                                   securities while borrowings are
                                                   outstanding.

2B. Amendment of          All Funds except         The Fund may not: Purchase or      Fundamental policy:
restrictions regarding    International Equity     sell commodities, commodity
purchase or sale of real  Fund, Prime Money        contracts (including futures       Each Fund may purchase or
estate and commodities    Market Fund, Equity      contracts, with respect to each    sell commodities, commodities
and oil, gas and          Income Fund and          Fund other than the Intermediate   contracts, futures contracts,
minerals                  Equity Index Fund        Corporate Bond Fund, the Large     or real estate to the extent
                                                   Company Growth Fund, the Small     permitted by the Investment
                                                   Company Value Fund, the Small      Company Act of 1940, or the
                                                   Company Growth Fund, the Mid Cap   rules or regulations
                                                   Growth, the Mid Cap Value, the     thereunder.
                                                   Special Opportunities Fund, and
                                                   the Funds of Funds, which may
                                                   purchase futures contracts) oil,
                                                   gas or mineral exploration or

                                                   development programs, or real
                                                   estate (although investments by
                                                   the Large Company Value Fund,
                                                   the Georgia Fund, the Kentucky
                                                   Fund, the Maryland Fund, the
                                                   North Carolina Fund, the South
                                                   Carolina Fund, the Virginia
                                                   Fund, the West Virginia Fund,
                                                   the Short Fund, the Intermediate
                                                   U.S. Government Fund, the
                                                   Intermediate Corporate Bond
                                                   Fund, the Balanced Fund, the
                                                   Large Company Growth Fund, the
                                                   Small Company Value Fund, the
                                                   Small Company Growth Fund, the
                                                   Mid Cap Growth Fund, the Mid Cap
                                                   Value Fund, the Special
                                                   Opportunities Fund, and the
                                                   Funds of Funds in marketable
                                                   securities of companies engaged
                                                   in such activities and in
                                                   securities secured by real
                                                   estate or interests therein are
                                                   not hereby precluded).

2C. Amendment of          International Equity     The Fund may not:                  Fundamental policies:
restrictions regarding    Fund
purchase or sale of (i)                            Purchase or sell real estate,      (i) International Equity Fund
real estate and (ii)                               except that the Fund may           may purchase or sell real
commodities and oil, gas                           purchase securities of issuers     estate to the extent
and mineral exploration                            which deal in real estate and      permitted by the Investment
and development programs                           may purchase securities which      Company Act of 1940, or the
                                                   are secured by interests in real   rules or regulations
                                                   estate.                            thereunder.

                                                   Purchase or sell commodity         (ii) International Equity
                                                   contracts, or invest in oil, gas   Fund may purchase or sell
                                                   or mineral exploration or          commodities, commodities
                                                   development programs, except       contracts or futures
                                                   that the Fund may, to the extent   contracts, to the extent
                                                   appropriate to its investment      permitted by the Investment
                                                   policies, purchase securities of   Company Act of 1940, or the
                                                   companies engaging in whole or     rules or regulations
                                                   in part in such activities and     thereunder.
                                                   may enter into futures contracts
                                                   and related options.

2D. Amendment,            All Funds except         Each Fund may not purchase         Non-fundamental policies:
reclassification, or      International Equity     securities on margin, sell
elimination of            Fund, Prime Money        securities short, participate on   Margin transactions:
restrictions on margin    Market Fund, Equity      a joint or joint and several
transactions, short       Income Fund and          basis in any securities trading    Each Fund may not purchase
sales, and joint          Equity Index Fund        account, or underwrite the         securities on margin, except
participation in                                   securities of other issuers,       that a Fund may obtain such
securities trading                                 except to the extent that a Fund   short-term credits as are
accounts                                           may be deemed to be an             necessary for the clearance
                                                   underwriter under certain          of portfolio transactions,
                                                   securities laws in the             and a Fund may make margin
                                                   disposition of "restricted         payments in connection with
                                                   securities" acquired in            futures contracts, options,
                                                   accordance with such Fund's
                                                   investment objectives and

                                                   policies.                          forward contracts, swaps,
                                                                                      caps, floors, collars and
                                                                                      other financial instruments.

                                                                                      Short sales:

                                                                                      Each Fund may not sell
                                                                                      securities short (unless it
                                                                                      owns or has the right to
                                                                                      obtain securities equivalent
                                                                                      in kind and amount to the
                                                                                      securities sold short),
                                                                                      however, this policy does not
                                                                                      prevent a Fund from entering
                                                                                      into short positions in
                                                                                      foreign currency, futures
                                                                                      contracts, options, forward
                                                                                      contracts, swaps, caps,
                                                                                      floors, collars and other
                                                                                      financial instruments and a
                                                                                      Fund may obtain such
                                                                                      short-term credits as are
                                                                                      necessary for the clearance
                                                                                      of portfolio transactions.

                                                                                      Joint participation in
                                                                                      securities trading accounts:

                                                                                      Eliminate restriction.

2E. Amendment and         International Equity     The Fund may not purchase          Non-fundamental policies:
reclassification of       Fund                     securities on margin, make short
restrictions on margin                             sales of securities or maintain    See proposed policies
transactions and short                             a short position, except that      regarding margin transactions
sales                                              (a) this investment limitation     and short sales outlined in
                                                   shall not apply to the Fund's      2D above.
                                                   transactions in futures
                                                   contracts and related options or
                                                   the Fund's sale of securities
                                                   short against the box, and (b)
                                                   the Fund may obtain short-term
                                                   credit as may be necessary for
                                                   the clearance of purchases and
                                                   sales of portfolio securities.

2F. Elimination of the    Large Company Value      Each Fund may not:                 Eliminate policy.
restriction regarding     Fund,
investment in other       Short U.S.               Invest in securities of other
investment companies      Government Fund,         investment companies, except as
                          Intermediate U.S.        such securities may be acquired
                          Government Fund,         as part of a merger,
                          Georgia Intermediate     consolidation, reorganization,
                          Tax-Free Fund,           or acquisition of assets;
                          Kentucky                 PROVIDED, HOWEVER, that (i) the
                          Intermediate             Large Company Value Fund, the
                          Tax-Free Fund,           Georgia Intermediate Tax-Free
                          Maryland                 Fund, the Kentucky Intermediate
                          Intermediate             Tax-Free Fund, the Maryland
                          Tax-Free Fund,           Intermediate Tax-Free Fund, the
                          North Carolina           North Carolina Intermediate
                                                   Tax-Free Fund, the

                          Intermediate             South Carolina  Intermediate
                          Tax-Free Fund,           Tax-Free Fund, the Virginia
                          South Carolina           Intermediate Tax-Free Fund,
                          Intermediate             the West Virginia
                          Tax-Free Fund,           Intermediate Tax-Free Fund, the
                          Virginia                 Short U.S. Government Fund and
                          Intermediate             the Intermediate U.S. Government
                          Tax-Free Fund,           Fund may purchase securities of
                          West Virginia            a money market fund, including
                          Intermediate             securities of the U.S. Treasury
                          Tax-Free Fund,           Fund and the Prime Money Market
                          U.S. Treasury Money      Fund; and (ii) the Georgia
                          Market Fund              Intermediate Tax-Free Fund, the
                                                   Kentucky Intermediate Tax-Free
                                                   Fund, the Maryland Intermediate
                                                   Tax-Free Fund, the North
                                                   Carolina Intermediate Tax-Free
                                                   Fund, the South Carolina
                                                   Intermediate Tax-Free Fund, the
                                                   Virginia Intermediate Tax-Free
                                                   Fund and the West Virginia
                                                   Intermediate Tax-Free Fund may
                                                   purchase securities of a money
                                                   market fund which invests
                                                   primarily in high quality
                                                   short-term obligations exempt
                                                   from Federal income tax, if,
                                                   with respect to the Fund,
                                                   immediately after such purchase,
                                                   the acquiring Fund does not own
                                                   in the aggregate (a) more than
                                                   3% of the acquired company's
                                                   outstanding voting securities,
                                                   (b) securities issued by the
                                                   acquired company having an
                                                   aggregate value in excess of 5%
                                                   of the value of the total assets
                                                   of the acquiring Fund, or (c)
                                                   securities issued by the
                                                   acquired company and all other
                                                   investment companies (other than
                                                   Treasury stock of the acquiring
                                                   Fund) having an aggregate value
                                                   in excess of 10% of the value of
                                                   the acquiring Fund's total
                                                   assets.

2G. Elimination of the    North Carolina           The Fund may not invest in         Eliminate restriction.
restriction regarding     Intermediate             private activity bonds where the
investments in private    Tax-Free Fund,           payment of principal and
activity bonds            South Carolina           interest are the responsibility
                          Intermediate             of a company (including its
                          Tax-Free Fund            predecessors) with less than
                                                   three years of continuous
                                                   operation.

2H. Elimination of a      Large Company Growth     As a matter of fundamental         Eliminate restriction.
fundamental policy        Fund                     policy, at least 65% of the
regarding investment of                            Fund's total assets will be
a certain portion of                               invested in companies whose
assets in companies                                market capitalization exceeds
                                                   the mean

with a certain market                              capitalization of the companies
capitalization                                     in the S&P(R)500 Index.

                               MID CAP VALUE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                               MID CAP GROWTH FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            SMALL COMPANY VALUE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            SMALL COMPANY GROWTH FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                        SPECIAL OPPORTUNITIES EQUITY FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                        INTERMEDIATE CORPORATE BOND FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                      CAPITAL MANAGER MODERATE GROWTH FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [    ] and [    ], and each of them, with full
power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

____________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                           CAPITAL MANAGER GROWTH FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                           CAPITAL MANAGER EQUITY FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                                EQUITY INDEX FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                             PRIME MONEY MARKET FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

________________________________________________________________________________

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            LARGE COMPANY VALUE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                           SHORT U.S. GOVERNMENT FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                        INTERMEDIATE U.S. GOVERNMENT FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                       GEORGIA INTERMEDIATE TAX-FREE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                       KENTUCKY INTERMEDIATE TAX-FREE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                       MARYLAND INTERMEDIATE TAX-FREE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                       VIRGINIA INTERMEDIATE TAX-FREE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                         U.S. TREASURY MONEY MARKET FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2F) Elimination of the restriction regarding investment in other investment companies

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2G) Elimination of the restriction regarding investments in private activity bonds

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2G) Elimination of the restriction regarding investments in private activity bonds

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            LARGE COMPANY GROWTH FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2B) Amendment of restrictions regarding purchase or sale of real estate and commodities and oil, gas and minerals

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2D) Amendment, reclassification, or elimination of restrictions on margin transactions, short sales, and joint participation in securities trading accounts

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2H) Elimination of a fundamental policy regarding investment of a certain portion of assets in companies with a certain market capitalization

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                            INTERNATIONAL EQUITY FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (2) Amendment, reclassification or elimination of certain fundamental investment policies of the Funds

      (2Ai) Amendment of restrictions on borrowing or issuing senior securities, mortgaging, pledging or hypothecating assets

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Aii) Amendment of restrictions on lending

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Ci) Amendment of restrictions regarding purchase or sale of real estate

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2Cii) Amendment of restrictions regarding purchase or sale of commodities and oil, gas and mineral exploration and development programs

      ______FOR                 ______AGAINST                  ______ABSTAIN

      (2E) Amendment and reclassification of restrictions on margin transactions and short sales

      ______FOR                 ______AGAINST                  ______ABSTAIN

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                               EQUITY INCOME FUND

                     FORM OF PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 1, 2004

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 1, 2004 at 10:00 a.m. Eastern Time at the offices of BISYS Fund Services, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints [      ] and [      ], and each of them, with
full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Election of Trustees

(01) Thomas W. Lambeth
(02) Robert W. Stewart
(03) Drew T. Kagan
(04) Laura C. Bingham
(05) Kenneth L. Miller
(06) Douglas R. Van Scoy
(07) James L. Roberts

_______FOR ALL            _______WITHHOLD ALL             _______FOR ALL EXCEPT*

*To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" choice and write the nominee's name on the line below.

________________________________________________________________________________

PROPOSAL (3) Approval of a manager of managers structure

      ______FOR                 ______AGAINST                  ______ABSTAIN

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated [September 15], 2004 and the Proxy Statement attached hereto:

            ________________________________________________________
            Signature(s) of Shareholder(s)

            ________________________________________________________
            Signature(s) of Shareholder(s)

            Date:______________________________, 2004

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***